UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2005

PORTALPLAYER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51004	77-0513807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3255 Scott Boulevard, Bldg. 1 Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 521-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 6, 2005, PortalPlayer, Inc. (the “Company”) signed a lease agreement dated as of April 6, 2005, (the “Lease”), with CarrAmerica Realty Operating Partnership, L.P. (the “Landlord”), who signed the Lease on April 8, 2005, for approximately 39,301 square feet of office space at 70 Plumeria Drive, San Jose, California. The space will serve as the Company’s corporate headquarters. The Company will relocate to such space its offices, including its corporate headquarters currently located at 3255 Scott Boulevard, Bldg. 1, in connection with the end of the term of such lease scheduled for May 31, 2005.

The initial term of the Lease is approximately 65 months. The Company has an option to extend the Lease for 5 years at fair market value, as specified in the Lease. The rent commencement date is September 1, 2005. The base monthly rent under the Lease is as follows:

Prior to the rent commencement date; $0.00;

from the rent commencement date through April 30, 2006; $24,900.00;

from May 1, 2006 to April 30, 2007; $28,104.28;

from May 1, 2007 to April 30, 2008; $29,004.28;

from May 1, 2008 to April 30, 2009; $36,156.92; and

from May 1, 2009 to August 31, 2010; $37,335.95

In addition to base rent, the Company will be responsible for certain costs and charges specified in the Lease, including certain operating expenses, capital expenditures on the property incurred by the Landlord, real estate taxes and utility expenses. The Company intends to make certain improvements to the spaces covered by the Lease. Costs of construction in excess of $196,505 must be paid by the Company.

In connection with execution of the Lease, the Company made a lease deposit comprised of $24,900 in prepaid rent and $37,335.95 of security deposit.

The foregoing is a summary description of certain terms of the Lease. It is qualified in its entirety by the text of the Lease attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this current report on Form 8-K regarding the Lease is hereby incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Lease between PortalPlayer, Inc. and CarrAmerica Realty Operating Partnership, L.P., effective as of April 8, 2005 and dated as of April 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2005

PORTALPLAYER, INC.

By:	/s/ SVEND-OLAV CARLSEN
Svend-Olav Carlsen
Vice President and Chief Financial Officer